UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 2, 2004

JOSTENS, INC.

(Exact name of registrant as specified in its charter)

Minnesota	1-5064	41-0343440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5501 American Boulevard West Minneapolis, Minnesota		55432
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (952) 830-3300

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                    Other Events.

On September 2, 2004, Jostens, Inc. issued a press release announcing receipt of consents and the extension of tender offers for its 12¾% Senior Subordinated Notes Due 2010.  The press release is filed herewith as Exhibit 99.1.

Item 9.01.                    Financial Statements and Exhibits.

(a)                                  Not applicable

(b)                                 Not applicable

(c)                                  Exhibits

99.1                           Press Release dated September 2, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOSTENS, INC.

Date: September 2, 2004	/s/ Paula R. Johnson
Paula R. Johnson

Vice President, General Counsel and Corporate Secretary

Exhibit No.	Exhibit

99.1	Press Release dated September 2, 2004.